SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2008

Charter Communications Holdings, LLC
Charter Communications Holdings Capital Corporation
CCH II, LLC
CCH II Capital Corp.
CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrants as specified in their charters)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

333-77499	43-1843179
333-77499-01	43-1843177
333-111423	03-0511293
333-111423-01	13-4257703
333-112593	86-1067239
333-112593-01	20-0259004
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrants' telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF CERTAIN DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 19, 2008, Charter Communications, Inc. ("Charter"), the indirect parent company of Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation, CCH II, LLC, CCH II Capital Corp., CCO Holdings, LLC and CCO Holdings Capital Corp.,  announced that it has named Eloise E. Schmitz Executive Vice President and Chief Financial Officer of Charter effective July 1, 2008. Ms. Schmitz has served as Senior Vice President and Interim Chief Financial Officer since April 4, 2008.

Prior to assuming the Interim Chief Financial Officer role, Ms. Schmitz, 43, served as Senior Vice President, Strategic Planning.  Ms. Schmitz joined Charter in 1998 and has served in roles of increasing responsibility in finance and strategic planning since that time.

Charter also announced that Robert A. Quigley, Executive Vice President and Chief Marketing Officer, is resigning his position, effective July 1, 2008.  Mr. Quigley will remain with Charter as an employee in an advisory role until he retires at the end of the year.

The press releases announcing Ms. Schmitz's appointment and Mr. Quigley's retirement are attached hereto as Exhibits 99.1 and 99.2, respectively.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed pursuant to Item 5.02:

Exhibit Number	Description

99.1
Press release announcing the appointment of Eloise E. Schmitz Executive Vice President and Chief Financial Officer dated June 19, 2008 (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on June 23, 2008 (File No. 000-27927)).

99.2	Press release announcing the retirement of Robert A. Quigley, Executive Vice President and Chief Marketing Officer dated June 19, 2008 (Incorporated by reference to Exhibit 99.2 to the current report on Form 8-K of Charter Communications, Inc. filed on June 23, 2008 (File No. 000-27927)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation, CCH II, LLC, CCH II Capital Corp., CCO Holdings, LLC, and CCO Holdings Capital Corp. have duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

Charter Communications Holdings, LLC Registrant By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: June 23, 2008

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

Charter Communications Holdings Capital Corporation Registrant

Dated: June 23, 2008

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

CCH II, LLC Registrant By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: June 23, 2008

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

CCH II Capital Corp. Registrant

Dated: June 23, 2008

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

CCO Holdings, LLC Registrant By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: June 23, 2008

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

CCO Holdings Capital Corp. Registrant

Dated: June 23, 2008

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

Exhibit Index

Exhibit Number	Description

99.1
Press release announcing the appointment of Eloise E. Schmitz Executive Vice President and Chief Financial Officer dated June 19, 2008 (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on June 23, 2008 (File No. 000-27927)).

99.2	Press release announcing the retirement of Robert A. Quigley, Executive Vice President and Chief Marketing Officer dated June 19, 2008 (Incorporated by reference to Exhibit 99.2 to the current report on Form 8-K of Charter Communications, Inc. filed on June 23, 2008 (File No. 000-27927)).